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                                                        EXHIBIT 10.13

                            SECOND AMENDMENT TO THE
                          COOPER CAMERON CORPORATION
                          COMPENSATION DEFERRAL PLAN


     WHEREAS, COOPER CAMERON CORPORATION (the "COMPANY") has heretofore adopted the COOPER CAMERON CORPORATION COMPENSATION DEFERRAL PLAN (the "PLAN"); and

     WHEREAS, the Company desires to amend the Plan in certain respects;

     NOW, THEREFORE, the Plan shall be amended as follows; effective as of January 1, 1999:

     1. Clause (ii) of the second sentence of Section 3.2 of the Plan shall be deleted and the following shall be substituted therefor:

     "(ii) on 50% of the Deferred Compensation credited during such calendar year pursuant to Section 2.3(a) multiplied by a fraction, the numerator of which is the number of days between the date the participant first elects to make a deferral pursuant to Section 2.3(a) in such calendar year and the end of such calendar year and the denominator of which is 365; and"

     2.  As amended hereby, the Plan is specifically ratified and reaffirmed.

     EXECUTED at Houston, Texas this ___ day of __________________, 2000.


                                    COOPER CAMERON CORPORATION


                                    By:
                                       -----------------------------------
                                       Name:
                                             ------------------------------
                                       Title:
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